                                                                     EXHIBIT (Q)

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                         Series 1997-4 Monthly Statement
                      Class A Certificate CUSIP #25466KBK4
                      Class B Certificate CUSIP #25466KBL2


Trust Distribution Date: May 17, 1999       Due Period Ending: April 30, 1999

Pursuant to the Series Supplement dated as of October 31, 1997 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and U.S. Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1.     Payments for the benefit of Series Investors this Due Period (per $1000 of Class Initial Investor Interest)
       -----------------------------------------------------------------------------------------------------------

       Series  1997-4                                           Total              Interest         Principal
              Class A      32 days at 4.996250000%             $4.441111111      $4.441111111     $0.000000000

              Class B      32 days at 5.176250000%             $4.601111111      $4.601111111     $0.000000000

2.     Principal Receivables at the end of the Due Period
       --------------------------------------------------
    (a)   Aggregate Investor Interest                        $20,624,749,676.00

          Seller Interest                                     $5,632,195,899.94

          Total Master Trust                                 $26,256,945,575.94

    (b)   Group One Investor Interest                        $18,074,749,676.00

    (c)   Group Two Investor Interest                         $2,550,000,000.00

    (d)   Series 1997-4 Investor Interest                       $789,474,000.00

    (e)   Class A Investor Interest                             $750,000,000.00

          Class B Investor Interest                              $39,474,000.00

3.     Allocation of Receivables Collected During the Due Period
       ---------------------------------------------------------

                                                                         Finance Charge         Principal             Yield
                                                                           Collections         Collections          Collections
    (a)   Allocation of Collections between Investor and Seller

          Aggregate Investor Allocation                                  $316,121,219.78      $3,022,278,825.29      $0.00

          Seller                                                          $84,742,614.59        $810,182,277.03      $0.00

    (b)   Group One Allocation                                           $277,252,259.81      $2,650,671,899.42      $0.00

    (c)   Group Two Allocation                                            $38,868,959.97        $371,606,925.87      $0.00

    (d)   Series 1997-4 Allocations                                       $12,033,531.44        $115,046,649.83      $0.00

    (e)   Class A Allocations                                             $11,431,834.83        $109,294,125.72      $0.00

          Class B Allocations                                                $601,696.61          $5,752,524.11      $0.00

4.     Information Concerning the Series Principal Funding Accounts ("SPFA")
       ---------------------------------------------------------------------
                                    Deposits into
                                   the SPFAs This            SPFA             Deposit Deficit            Investment
                                     Due Period            Balance                 Amount                  Income
          Series 1997-4                $0.00               $0.00                    0.00                    $0.00

5.     Information Concerning Amount of Controlled Liquidation Payments
       ----------------------------------------------------------------
                                                                                                Total Payments
                                                              Amount Paid     Deficit Amount     Through This
                                                            This Due Period   This Due Period     Due Period
          Series 1997-4                                         $0.00            $0.00             $0.00

6.     Information Concerning the Series Interest Funding Accounts ("SIFA")
       --------------------------------------------------------------------
                                                                     Deposits Into the
                                                                         SIFAs This
                                                                         Due Period                SIFA Balance
          Series 1997-4                                                $3,512,457.59                   $0.00

7.     Pool Factors
       ------------
                                                                                                This Due Period
          Class A                                                                                    1.00000000

          Class B                                                                                    1.00000000

8.     Investor Charged-Off Amount
       ---------------------------                                                                Cumulative
                                                                                             Investor Charged-Off
                                                                        This Due Period             Amount
    (a)   Group One                                                      $86,442,427.02             $0.00

    (b)   Group Two                                                      $12,118,664.92             $0.00

    (c)   Series 1997-4                                                   $3,751,845.57             $0.00

    (d)   Class A                                                         $3,564,247.04             $0.00

          Class B                                                           $187,598.53             $0.00


9.     Investor Losses This Due Period
       -------------------------------                                                    Per $1,000 of
                                                                                         Original Invested
                                                                                Total        Principal
    (a)   Group One                                                             $0.00          $0.00

    (b)   Group Two                                                             $0.00          $0.00

    (c)   Series 1997-4                                                         $0.00          $0.00

    (d)   Class A                                                               $0.00          $0.00

          Class B                                                               $0.00          $0.00

10.    Reimbursement of Investor Losses This Due Period
       ------------------------------------------------
                                                                                             Per $1,000 of
                                                                                           Original Invested
                                                                               Total           Principal
    (a)   Group One                                                            $0.00            $0.00

    (b)   Group Two                                                            $0.00            $0.00

    (c)   Series 1997-4                                                        $0.00            $0.00

    (d)   Class A                                                              $0.00            $0.00

          Class B                                                              $0.00            $0.00

11.    Aggregate Amount of Unreimbursed Investor Losses
       ------------------------------------------------
                                                                                              Per $1,000 of
                                                                                            Original Invested
                                                                               Total            Principal
    (a)   Group One                                                            $0.00             $0.00

    (b)   Group Two                                                            $0.00             $0.00

    (c)   Series 1997-4                                                        $0.00             $0.00

    (d)   Class A                                                              $0.00             $0.00

          Class B                                                              $0.00             $0.00


12.    Investor Monthly Servicing Fee Payable at the end of the Due Period
       -------------------------------------------------------------------

    (a)   Group One                                                                     $30,315,482.22

    (b)   Group Two                                                                      $4,250,000.00

    (c)   Series 1997-4                                                                  $1,315,790.00

    (d)   Class A                                                                        $1,250,000.00

          Class B                                                                           $65,790.00


13.    Class Available Subordinated Amount at the end of the Due Period
       ----------------------------------------------------------------
                                                                                            As a Percentage
                                                                                              of Class A
                                                                                Total       Invested Amount
          Series 1997-4 Class B                                            $98,684,250.00      13.1579%


14.    Total Available Credit Enhancement Amounts
       ------------------------------------------
                                                                              Shared Amount  Class B Amount
          Maximum Amount                                                          $0.00      $59,210,550.00

          Available Amount                                                        $0.00      $59,210,550.00

          Amount of Drawings on Credit Enhancement
            for this Due Period                                                   $0.00               $0.00

15.    Delinquency Summary
       -------------------

       End of Due Period Master Trust Receivables Outstanding             $26,675,706,815.58

                                 Delinquent Amount      Percentage of Ending
       Payment Status            Ending Balance         Receivables Outstanding
       30-59 days                 $628,092,799.56              2.35%

       60-179 days              $1,127,022,100.37              4.22%



                                      U.S. BANK NATIONAL ASSOCIATION
                                      as Trustee


                                   BY:
                                       ----------------------------

                                             Vice President

                     MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                         Series 1997-4 Monthly Statement

                                   CREDIT CARD
                            PASS-THROUGH CERTIFICATES

       The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the"Pooling & Servicing Agreement") and the Series Supplement, dated as of October 31, 1997 (the "Series Supplement") by and between Greenwood and U.S. Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1997-4 Master Trust Certificates for the Distribution Date occurring on May 17, 1999:


 1.  Greenwood is Master Servicer under the Pooling and Servicing Agreement.

 2.  The undersigned is a Servicing Officer of Greenwood as Master Servicer.

 3.  The aggregate amount of Collections processed during the related Due
     Period is equal to                                                             $4,233,324,936.71

 4.  The aggregate amount of Class A Principal Collections processed during
     the related Due Period is equal to                                               $109,294,125.72

 5.  The aggregate amount of Class A Finance Charge Collections processed
     during the related Due Period is equal to                                         $11,431,834.83

 6a. The aggregate amount of Class A Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                         $0.00

 6b. The aggregate amount of Class A Additional Funds for this Distribution
     date is equal to                                                                           $0.00

  7. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class A Required Amount Shortfall                                 $0.00
          is equal to

     (b)  with respect to the Class A Cumulative Investor Charged-Off                           $0.00
          Amount is equal to

     (c)  with respect to the Class A Investor Interest is equal to                             $0.00

 8.  The sum of all amounts payable to the Class A Certificateholders
     on the current Distribution Date is equal to                                       $3,330,833.33

 9.  The aggregate amount of Class B Principal Collections processed during
     the related Due Period is equal to                                                 $5,752,524.11

10.  The aggregate amount of Class B Finance Charge Collections processed
     during the related Due Period is equal to                                            $601,696.61

11a. The aggregate amount of Class B Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                         $0.00

11b. The aggregate amount of Class B Additional Funds for this Distribution
     date is equal to                                                                           $0.00

 12. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class B Required Amount Shortfall                                 $0.00
          is equal to

     (b)  with respect to the Class B Cumulative Investor Charged-Off                           $0.00
          Amount is equal to

     (c)  with respect to the Class B Investor Interest is equal to                             $0.00

13.  The sum of all amounts payable to the Class B Certificateholders
     on the current Distribution Date is equal to                                         $181,624.26

14.  Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to
     Section 16 of the Series Supplement.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 17th day of May, 1999.



                                GREENWOOD TRUST COMPANY
                                  as Master Servicer

                                By:
                                   -------------------------
                                Vice President, Chief Accounting Officer,
                                and Treasurer